EXHIBIT 99.1

Slide 1

           The New York Tri-State Area's Leading Real Estate Company
                        Reckson Associates Realty Corp.


                        THIRD QUARTER 2002 PRESENTATION
                         Earnings Results and Overview
                                November 5, 2002

Slide 2

SUMMARY OF HIGHLIGHTS

Reported diluted FFO of $.59 per share for the third quarter of 2002 as compared to $.66 per share for the comparable 2001 period, representing a per share decrease of 10.6%.

Generated same property NOI performance before termination fees of 7.2% (cash) and (0.4%) (GAAP) for the third quarter of 2002.

Generated same space rent growth on space leased during the period of 7.9%
(cash) and 11.1% (GAAP) for Office and 4.8% (cash) and 16.6% (GAAP) for Industrial/R&D for the third quarter of 2002.

Occupancy:                 Sept. 30, 2002   June 30, 2002     Sept. 30, 2001
                           --------------   -------------     --------------
  Total:
      Overall                  94.2%             94.2%              96.8%
      Office                   95.1%             95.2%              96.7%
      Industrial               92.4%             92.0%              97.5%

  Same Property:
      Overall                  94.2%             94.6%              95.0%
      Office                   95.6%             95.9%              96.4%
      Industrial               91.6%             91.9%              92.3%

Renewed 65% of expiring square footage during the third quarter of 2002.

Completed 745,000 square feet of leasing transactions, including 612,000 square feet of office space, during the third quarter of 2002.

Completed 239,000 square feet of leasing in Westchester related to Fuji and associated transactions.

Repurchased 842,200 Class A Common shares at a weighted average stock price of $20.77 per share and 357,500 Series A Preferred shares at a weighted average stock price of $22.29 per share, subsequent to September 30, 2002.

Total year to date purchases of Class A Common, Class B Common and Series A Preferred shares amounts to approximately $75 million.

           The New York Tri-State Area's Leading Real Estate Company

Slide 3

PORTFOLIO COMPOSITION

NET OPERATING INCOME (a)

[GRAPHIC OMITTED]

Long Island                32%
New York City              29%
Westchester/Connecticut    27%
New Jersey                 12%

Pro Forma Portfolio Stats
-------------------------
20.4 Million Square Feet
  Office            13.7 million Sq. Ft.
  Industial          6.7 million Sq. Ft.

178 Properties

1,170 Tenants Representing a Diverse Industry Base

Five Integrated Operating Divisions

NOI:
  Office               85%
  Industrial           15%

Occupancy:
  Office               95.1%
  Industrial           92.4%

(a) PRO FORMA FOR PRO RATA SHARE OF CONSOLIDATED AND UNCONSOLIDATED JOINT
    VENTURES


           The New York Tri-State Area's Leading Real Estate Company

Slide 4

TENANT DIVERSIFICATION
Total Portfolio

Tenant Diversification (a)
----------------------
[Graphic Omitted]
Accounting                            2%
Advertising                           1%
Commercial Banking                    5%
Consumer Products                    13%
Defense/Electronics                   2%
Financial Services                   12%
Government                            2%
Healthcare                            4%
Hospitality                           1%
Insurance                             8%
Legal Services                       11%
Manufacturing                         3%
Media/Entertainment                   6%
Other Professional Services           8%
Pharmaceuticals                       3%
Real Estate                           3%
Retail/Wholesale                      2%
Technology                            4%
Telecom                               9%
Transportation                        1%


Top 25 Tenants (b)
--------------

Debevoise & Plimpton                3.3%
WorldCom/MCI                        3.2%
American Express                    2.0%
Bell Atlantic                       1.5%
Schulte Roth & Zabel                1.4%
HQ Global                           1.2%
United Distillers                   1.1%
T.D. Waterhouse Securities          1.1%
Banque Nationale De Paris           0.9%
Kramer Levin Nessen Kamin           0.9%
Vytra Healthcare                    0.8%
D.E. Shaw                           0.7%
P.R. Newswire Associates            0.7%
Hoffmann-La Roche Inc.              0.7%
EMI Entertainment World             0.7%
State Farm                          0.7%
Heller Ehrman White                 0.7%
Laboratory Corp. of America         0.7%
Estee Lauder                        0.7%
Draft Worldwide Inc.                0.7%
Practicing Law Institute            0.7%
Lockheed Martin Corp.               0.7%
Radianz U.S.  (Reuters)             0.6%
Towers Perrin Foster                0.6%
Merrill Lynch                       0.6%

(a) ANNUALIZED BASE RENTAL REVENUE ADJUSTED FOR PRO RATA SHARE OF JOINT VENTURE INTERESTS
(b)  RANKED BY PRO RATA SHARE OF ANNUALIZED BASE RENTAL REVENUE


           The New York Tri-State Area's Leading Real Estate Company

Slide 5

MARKET TRENDS

o   Markets continue to be competitive
    o   This is not like the early nineties - there is reasonable activity
    o   Deals are still getting done
        o Large strategic deals are active throughout region
        o Early renewals are being pursued by larger tenants
        o Reasonable activity of the smaller size tenants
    o Tenant stability remains a concern

o   Leasing costs increasing
    o   Tenants are more capital sensitive than rent sensitive
    o   Costing more to keep tenants
    o   Brokerage costs are increasing

o While sublet space remains a factor, high quality buildings with quality landlords are competing more effectively

o   Geographic concentration provides significant advantage
    o   Flexibility to relocate tenants throughout sub-markets
    o   Regional relationships provide edge

o   Focus on gaining market share and maintaining occupancies


           The New York Tri-State Area's Leading Real Estate Company

Slide 6

OFFICE MARKET OVERVIEW
Suburban - Continue to Outperform Market
[Graphics omitted]

LONG ISLAND                  1Q00     3Q00     1Q01    3Q01    1Q02    3Q02
                             ----     ----     ----    ----    ----    ----
RA Portfolio Vacancy          5.0%     6.0%     7.7%    6.5%    6.4%    5.8%
Overall Vacancy               8.8%     5.9%     9.5%   10.3%   11.4%   12.5%
Direct Vacancy                7.4%     4.4%     7.6%    7.2%    7.1%    8.6%

WESTCHESTER                  1Q00     3Q00     1Q01    3Q01     1Q02    3Q02
                             ----     ----     ----    ----     ----    ----
RA Portfolio Vacancy          8.8%     5.7%     4.7%    6.6%     4.0%    5.9%
Overall Vacany               16.3%    15.1%    14.1%   17.8%    19.2%   19.5%
Direct Vacancy               14.2%    13.9%    12.5%   13.8%    15.1%   15.0%

S. CONNECTICUT               1Q00     3Q00     1Q01    3Q01     1Q02    3Q02
                             ----     ----     ----    ----     ----    ----
RA Portfolio Vacancy          7.1%     4.6%     4.2%    4.6%     6.1%    5.2%
Overall Vacancy               5.1%     2.5%    10.9%   11.8%    13.7%   16.6%
Direct Vacancy                4.3%     2.1%     8.6%    7.8%     8.2%    7.3%

N. NEW JERSEY                1Q00     3Q00     1Q01    3Q01     1Q02    3Q02
                             ----     ----     ----    ----     ----    ----
RA Portfolio Vacancy          5.6%     2.5%     1.1%    8.1%     4.0%    7.1%
Overall Vacancy               9.1%     6.5%    11.3%   11.6%    13.9%   16.7%
Direct Vacancy                6.9%     4.8%     7.3%    7.5%     8.0%   10.1%

SOURCE: CUSHMAN & WAKEFIELD CLASS A OFFICE STATISTICS


           The New York Tri-State Area's Leading Real Estate Company

Slide 7

OFFICE MARKET OVERVIEW
New York City - Continue to Outperform Market

[Graphics omitted]

FINANCIAL EAST               1Q00     3Q00     1Q01    3Q01     1Q02     3Q02
                             ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy         16.0%     0.7%     1.3%    1.4%     3.8%     0.8%
Overall Vacancy               4.4%     2.1%     3.2%    5.0%    12.4%    15.1%
Direct Vacancy                3.2%     1.4%     2.5%    1.4%     8.5%     9.3%

MIDTOWN EAST                 1Q00     3Q00     1Q01     3Q01    1Q02     3Q02
                             ----     ----     ----     ----    ----     ----
RA Portfolio Vacancy          3.8%     3.4%     2.1%     1.9%    0.0%     0.0%
Overall Vacancy               4.4%     2.7%     2.4%     6.3%   10.5%    11.2%
Direct Vacancy                3.4%     2.2%     1.5%     3.1%    4.3%     5.3%

MIDTOWN WEST                 1Q00     3Q00     1Q01     3Q01    1Q02     3Q02
                             ----     ----     ----     ----    ----     ----
RA Portfolio Vacancy          0.4%     1.7%     1.8%     3.7%    4.7%     4.3%
Overall Vacancy               5.1%     2.3%     1.9%     6.0%    6.7%     6.3%
Direct Vacancy                3.8%     2.1%     1.5%     3.8%    4.2%     3.9%

6TH AVE./ROCKEFELLER CENTER  1Q00     3Q00     1Q01     3Q01    1Q02     3Q02
                             ----     ----     ----     ----    ----     ----
RA Portfolio Vacancy          7.4%     5.0%     7.8%     4.5%    2.6%     0.7%
Overall Vacancy               2.2%     0.9%     1.5%     3.9%    6.1%     8.4%
Direct Vacancy                1.5%     0.4%     0.7%     1.8%    2.8%     3.1%

SOURCE: CUSHMAN & WAKEFIELD CLASS A OFFICE STATISTICS


           The New York Tri-State Area's Leading Real Estate Company

Slide 8

MAINTAIN HIGH OCCUPANCY RATES

[Graphics omitted]

                  1997    1998    1999    2000   2001    1Q02    2Q02    3Q02
                  ----    ----    ----    ----   ----    -----   ----    ----
OFFICE            95.8%   96.4%   96.0%   97.2%  96.1%   96.2%   95.2%   95.1%
------

                  1997    1998    1999    2000   2001    1Q02    2Q02    3Q02
                  ----    ----    ----    ----   ----    ----    ----    ----
INDUSTRIAL (a)    95.3%   96.8%   98.2%   97.5%  91.7%   92.9%   92.0%   92.4%
----------


(a) DECREASE IN INDUSTRIAL OCCUPANCY REFLECTS A 206,710 SQUARE FOOT LEASE THAT EXPIRED IN NOVEMBER 2001, DECREASING OCCUPANCY 300 BASIS POINTS


           The New York Tri-State Area's Leading Real Estate Company

Slide 9


PORTFOLIO PERFORMANCE
Same Property NOI Performance

THREE MONTHS (a)

Total Portfolio (b)(e) [Graphic omitted]
----------------
   Cash NOI       7.2%
   GAAP NOI      (0.4%)

Cash Reconciliation
-------------------

Revenue                                          (in thousands)
-------
Free Rent Burn Off                   4.8%            $5,100
Built-in Rent Increases              2.0%             2,100
Same Space Rent Increases            0.9%             1,000
Escalation Decrease                 (0.3%)             (325)
NYC Incremental Revenue              0.6%               682
Suburban Occupancy Decrease         (0.6%)             (700)
Bad Debt Decrease                   (0.3%)             (350)
                                    -----            ------
   Total                             7.1%            $7,507
                                    =====            ======
Expenses
--------
Operating Expenses (c)               4.2%            $1,767
Real Estate Taxes (d)                2.6%             1,061
                                     ---             ------
   Total                             6.8%            $2,828
                                     ===             ======

NOI                                  7.2%            $4,679
                                     ===             ======

(a) BASED ON COMPARISON FOR THE PERIOD ENDED SEPTEMBER 30, 2002 VERSUS THE PERIOD ENDED SEPTEMBER 30, 2001
(b) INCLUDING ONE ORLANDO CENTRE, FLORIDA, SAME PROPERTY NOI PERFORMANCE WOULD BE 6.5% (CASH) AND (0.9%) (GAAP)
(c) OPERATING EXPENSES INCREASED 7.3% WHICH REPRESENTED 62% OF THE TOTAL 6.8% EXPENSE INCREASE
(d) REAL ESTATE TAXES INCREASED 6.2% WHICH REPRESENTED 38% OF THE TOTAL 6.8% EXPENSE INCREASE
(e) EXCLUDES TERMINATION FEES


           The New York Tri-State Area's Leading Real Estate Company

Slide 10

PORTFOLIO PERFORMANCE

THIRD QUARTER 2002 SAME SPACE AVERAGE RENT GROWTH (a)

[Graphics omitted]

Office Rent Growth
  Expiring Leases         $25.11
  New Leases              $27.89
  Growth                    11.1%

Industrial/R&D Growth
  Expiring Leases           $5.78
  New Leases                $6.74
  Growth                     16.6%

                    o Renewed 65% of Expiring Square Footage
          o 66 Total Leases Executed Encompassing 745,000 Square Feet
          o Same Space Third Quarter Cash Increase of 7.9% for Office
                           and 4.8% for Industrial/R&D

(a)  REPRESENTS LEASES EXECUTED DURING THE THIRD QUARTER


           The New York Tri-State Area's Leading Real Estate Company

Slide 11

DISTRIBUTION OF LEASING ACTIVITY
For the Third Quarter of 2002

                                                    PERCENT OF
                                  SQUARE FEET    LEASING ACTIVITY
                                  -----------    ----------------
New Leases                          459,602             62%

Renewals at Expiration              170,897             23%

Early Renewals                       70,287              9%

Expansions                           44,206              6%
                                  -----------    ----------------
Total                               744,992            100%
                                  ===========    ================


           The New York Tri-State Area's Leading Real Estate Company

Slide 12

OFFICE LEASING TRENDS

[Graphics Omitted]

                        1Q01    2Q01    3Q01    4Q01    1Q02    2Q02    3Q02
                        ----    ----    ----    ----    ----    ----    ----

SAME SPACE
AVERAGE RENT GROWTH     22.9%   23.2%   21.7%   16.3%   22.8%   19.4%   11.1%
-------------------
                                                                        15.6%(a)

NET EFFECTIVE
RENT SPREAD              6.6%    8.3%    7.3%    6.0%    8.2%    7.9%   13.6%
-------------
                                                                         8.8%(a)

OFFICE LEASING
ACTIVITY                 361     403     497     410      472    287     612(b)
--------------
(SF in thousands)

AVERAGE LEASE TERM       5.9     6.0     4.1     5.7      6.3    6.1     8.4
------------------
(Years)                                                                  8.2(a)

(a)  EXCLUDES FUJI AND RELATED TRANSACTIONS
(b)  INCLUDES 239,000 SQUARE FEET OF FUJI AND RELATED TRANSACTIONS


           The New York Tri-State Area's Leading Real Estate Company

Slide 13

LEASING COST TRENDS

                             Average                           YTD
                            1998-2001         2001             2002
                           -----------     ----------       ----------
Long Island Office            $9.42          $12.96           $10.33

Connecticut Office            $7.55           $2.89           $10.37

New Jersey Office             $7.57           $7.00           $11.91

New York City Office         $25.42          $37.55           $30.24

Westchester Office            $7.84           $8.80           $20.54 (a)

Industrial                    $1.42           $2.08            $2.02


(a)  EXCLUDES TI/LC COSTS RELATED TO THE LEASING TRANSACTION WITH FUJI


           The New York Tri-State Area's Leading Real Estate Company

Slide 14

NORMALIZED COVERAGE ANALYSIS(a)
                           AVERAGE               YTD      HIGHEST  CONSERVATIVE
                          1998-2001   2001       2002    HISTORICAL  FORECAST
                          ---------   ----       ----    ----------  --------
Market
------
   Suburban                 $8.38     $9.82     $17.17     $17.17     $20.00
   New York City           $25.42    $37.55     $30.24     $37.55     $40.00
   Long Island Industrial   $1.42     $2.08      $2.02      $2.08      $2.00


CAD                         $1.89     $1.84      $1.76      $1.75      $1.71


Dividend Payout at $2.40:
  Class A Common               90%       92%        96%        97%        99%
  Wgtd. Avg. Class
  A & B Common                 97%       99%       103%       104%       107%


Assuming $100 million of
sales of non-income producing
assets in share repurchases:
  Class A Common               84%       86%        90%        91%        93%
  Wgtd. Avg. Class
  A & B Common                 91%       93%        97%        98%       100%



(a) FORWARD-LOOKING STATEMENTS BASED UPON MANAGEMENT'S ESTIMATES. ACTUAL RESULTS MAY DIFFER MATERIALLY


           The New York Tri-State Area's Leading Real Estate Company

Slide 15

LEASE EXPIRATIONS (a)
1.1% of Total Portfolio Expiring in 2002 and 8.6% in 2003

[Graphic omitted]

Office                     2002     2003     2004    2005     2006     2007
------                     ----     ----     ----    ----     ----     ----
(in thousands)
Square Feet Expiring       197      1,154   1,159    1,764    1,623    1,198
% of Total Portfolio       1.5%     8.5%    8.5%     13.0%    11.9%    8.8%

[Graphic omitted]

Industrial                 2002     2003    2004     2005     2006     2007
----------                 ----     ----    ----     ----     ----     ----
Square Feet Expiring       25       588     661      682      970      338
(in thousands)
% of Total Portfolio       0.4%     8.7%    9.8%     10.1%    14.4%    5.0%


(a)  2002 EXPIRATIONS ARE FOR THE PERIOD 10/1/02-12/31/02


           The New York Tri-State Area's Leading Real Estate Company

Slide 16

PRO FORMA OFFICE LEASE EXPIRATIONS
1.5% in 2002 and 8.5% in 2003 of Total Office Portfolio

FOR THE PERIOD 10/1/02-12/31/03
-------------------------------

BY DIVISION [Graphic Omitted]
-----------
Long Island                433,746 sf  (11% of Division)
New York City              198,378 sf  (6% of Division)
Connecticut                168,582 sf  (15% of Division)
Westchester                227,018 sf  (7% of Division)
New Jersey                 324,159 sf  (17% of Division)

BY QUARTER [Graphic Omitted]
----------
   4Q02     1Q03      2Q03      3Q03      4Q03
   ----     ----      ----      ----      ----
 197,457   282,034   195,568   387,167   289,657


           The New York Tri-State Area's Leading Real Estate Company

Slide 17

LEASE EXPIRATION COMPARISON
2002 and 2003 Office Portfolio
As of September 30, 2002
Expiring Rents vs. Reckson Forecast Rents
[Graphics omitted]

Total Portfolio -  1.4 million sq. ft. expiring
                 Cash       GAAP
                 ----       ----
Expiring        $20.99     $20.60
Forecasted      $22.31     $22.57
Increase          6.3%        9.6%

CBD Portfolio -  367,000 sq. ft. expiring
                 Cash     GAAP
                 ----     ----
Expiring        $31.18   $32.10
Forecasted      $38.32   $38.60
Increase          22.9%    20.3%

Suburban Portfolio -  1.0 million sq. ft. expiring
                 Cash       GAAP
                 ----       ----
Expiring        $26.06     $25.05
Forecasted      $25.95     $26.21
Increase          (0.4%)     4.6%

(a)  FORWARD-LOOKING STATEMENTS BASED UPON MANAGEMENT'S
     ESTIMATES. ACTUAL RESULTS MAY DIFFER MATERIALLY.


           The New York Tri-State Area's Leading Real Estate Company

Slide 18

CORE REAL ESTATE OPERATIONS


Analysis of Third Quarter 2002 vs. Third Quarter 2001 Results
-------------------------------------------------------------

Third Quarter 2001 Diluted FFO                           $.66
Income on RSVP JVs                                ($.01)
Same Property NOI Performance                     ($.00)
Decreased Termination Fees                        ($.01)
Other Income                                      ($.03)
Disposition Dilution                              ($.04)
Excess Bad Debt                                   ($.01)
Share Repurchase Accretion and Reduction
in Debt Service                                    $.03
                                                         ----
Third Quarter 2002 Diluted FFO                           $.59
                                                         ====


           The New York Tri-State Area's Leading Real Estate Company

Slide 19

OPERATING DATA
                                           (in thousands)
                      THREE MONTHS ENDED THREE MONTHS ENDED THREE MONTHS ENDED SEPTEMBER 30, 2002 JUNE 30, 2002 SEPTEMBER 30, 2001
                      ------------------     -------------    ------------------

Property Operating Revenues    $127,031          $123,627             $126,722
Property Operating Expenses      46,112            41,739               44,231
                               --------          --------             --------
Property Operating Margin       $80,919           $81,888              $82,491

Margin Percentage                  63.7%             66.2%                65.1%

Marketing, General
& Administrative                 $7,995            $7,693               $7,679

Other Income                     $2,335            $2,008               $5,333
(excluding gain on sales
of real estate)

Tenant Receivable Reserves       $1,060            $2,500                 $470


           The New York Tri-State Area's Leading Real Estate Company

Slide 20

PAYOUT RATIO ANALYSIS


DILUTED CAD PAYOUT RATIOS

                                            Class A              Class A&B
                                          Common Stock          Common Stock

                                        Three Months Ended    Three Months Ended
                                        ------------------    ------------------
Diluted CAD Payout Ratios               9/30/02    6/30/02    9/30/02    6/30/02
-------------------------               -------    -------    -------    -------

Actual paid or accrued for               133.6%      99.2%     144.0%     106.9%
non-incremental TI/LC and actual
non-incremental capital
improvements

Committed non-incremental TI/LC on       257.0%      93.9%     277.1%     101.2%
signed leases and actual
non-incremental capital improvements
    Excluding Fuji and related           127.8%        --      137.8%        --
    transactions

Committed non-incremental TI/LC          243.1%      90.7%     262.1%      97.7%
on signed leases, excluding leases
scheduled to expire in future periods
and actual non-incremental capital
improvements
    Excluding Fuji and related           124.3%        --      134.0%        --
    transactions


           The New York Tri-State Area's Leading Real Estate Company

Slide 21

CREDIT RISK
Significant Tenant Watch List

WORLDCOM/MCI
    - Voluntarily filed for Chapter 11 in July 2002
    - Leases approximately 527,000 square feet at 13 of the Company's properties
    - Rent paid current on all space through November
    - 50% of deferred rent receivable has been reserved

HQ GLOBAL WORKPLACES, INC.
    - Voluntarily filed for Chapter 11 in March 2002
    - Leases approximately 202,000 square feet at nine of the Company's properties
    - 2002 total annualized base rent is approximately $6.7 million
    - Three leases to be restructured
    - Six leases were unadjusted
    - Reckson expects HQ to affirm most or all of the leases

METROMEDIA FIBER NETWORK SERVICES, INC.
    - Voluntarily filed for Chapter 11 in May 2002
    - Leased 112,075 square feet at Reckson Metro Center, 360 Hamilton Avenue, White Plains, NY
    - Reckson has restructured the lease with MetroMedia
    - MetroMedia kept 31,718 square feet of space at an annual base rent of $25 per square foot
    - Skadden, Arps, Slate, Meagher & Flom LLP has signed a lease for 48,842 square feet of the 80,357 square feet given up by MetroMedia

ARTHUR ANDERSEN
    - Leases 37,636 square feet at 1350 Avenue of the Americas, NYC
    - Lease was to expire in April 2004
    - Agreement reached
    - Arthur Andersen has paid off all rent through September and a final payment equal to rent due through December 31, 2002


           The New York Tri-State Area's Leading Real Estate Company

Slide 22

STOCK BUYBACK PROGRAM
2002 Stock Repurchase Activity

                                      DURING     SUBSEQUENT TO         TOTAL
CLASS A COMMON STOCK PURCHASES         3Q02    SEPTEMBER 30, 2002   YEAR-TO-DATE
------------------------------        ------   ------------------   ------------
    Shares Purchased                 1,856,200       842,200         2,698,400
    Weighted Average Price
       Per Share                        $21.98        $20.77            $21.60

CLASS B COMMON STOCK PURCHASES
------------------------------
    Shares Purchased                   368,200            --           368,200
    Weighted Average Price
       Per Share                        $22.90            --            $22.90
                                   -----------   -----------       -----------
Total Common Shares Purchased        2,224,400       842,200         3,066,600
                                   ===========   ===========       ===========


SERIES A PREFERRED STOCK PURCHASES
----------------------------------
    Shares Purchased                        --       357,500           357,500
    Weighted Average Price
       Per Share                           --        $22.29            $22.29
                                   -----------   -----------       -----------
Total Stock Purchases              $49,230,000   $25,460,000       $74,690,000
                                   ===========   ===========       ===========

Total Annualized Dividend Savings   $4,106,000    $2,112,000        $6,218,000
                                   ===========   ===========       ===========

Remaining shares authorized under common stock buyback program  - 1,933,400


           The New York Tri-State Area's Leading Real Estate Company

Slide 23

FINANCIAL RATIOS

Ratios                                   (in millions except ratios)
------                                                         Pro Forma
                              September 30, 2002          September 30, 2002 (b)
                              ------------------          ------------------
Total Debt (a)                      $1,331                      $1,357

Total Equity                        $1,820                      $1,792

Total Market Cap                    $3,151                      $3,149

Interest Coverage Ratio               3.32x                       3.29x

Fixed Charge Coverage Ratio           2.58x                       2.58x

Debt to Total Market Cap              42.2%                       43.1%

(a) INCLUDING PRO-RATA SHARE OF JOINT VENTURE DEBT AND NET OF MINORITY PARTNERS' INTERESTS SHARE OF JOINT VENTURE DEBT
(b)  PRO FORMA FOR OCTOBER 2002 STOCK REPURCHASES


           The New York Tri-State Area's Leading Real Estate Company

Slide 24

DEBT SCHEDULE

                             (in millions)
                            PRINCIPAL AMOUNT  WEIGHTED AVERAGE   AVERAGE TERM
DEBT SCHEDULE                 OUTSTANDING      INTEREST RATE      TO MATURITY
-------------                 -----------      -------------      -----------
FIXED RATE
  Mortgage Notes Payable          $743.0 (a)        7.3%           9.2 yrs.
  Senior Unsecured Notes          $500.0            7.4%           4.8 yrs.
                                --------
  Subtotal/Weighted Average     $1,243.0            7.3%           7.5 yrs.
                                ========
FLOATING RATE
  Corporate Unsecured Credit    --------
  Facility                       $224.0 (b)    LIBOR+105 bps
                                ========
--------------------------------------------------------------------------------

Low Floating Rate Debt Levels [graphic omitted]
Floating Rate              15%
Fixed Rate                 85%

No Significant Near-Term Refinancing Needs
Long-Term Staggered Debt Maturity Schedule

               2002     2003     2004     2005     2006     2007     2008     2009     2010     2011
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Mortgage Debt  $0       $0         $3     $19      $130      $60     $0       $100     $28      $218
Unsecured Notes                  $100                       $200              $200

(a) INCLUDES $301.6 MILLION OF DEBT RELATED TO CONSOLIDATED JOINT VENTURE PROPERTIES - THE COMPANY'S PRO RATA SHARE IS APPROXIMATELY $158.7. THE COMPANY ALSO HAS A 60% INTEREST IN AN UNCONSOLIDATED JOINT VENTURE PROPERTY - THE COMPANY'S PRO RATA SHARE IS APPROXIMATELY $7.6 MILLION.
(b) UNSECURED CORPORATE CREDIT FACILITY MATURES IN SEPTEMBER 2003


           The New York Tri-State Area's Leading Real Estate Company

Slide 25

STRATEGIC DIRECTIVES

o  Continue to maintain investment discipline in competitive market
        - Activity has remained brisk but priced too high
        - Current recognition of weaker fundamentals may create opportunities

o  Monetize non-income producing assets
        - RSVP
        - Certain land holdings

o  Pursue leverage neutral share repurchase program

o  Focus on early renewals where mark to market opportunity is not available

o Leverage tenant relationships to capitalize on build to suit and sale lease back opportunities


           The New York Tri-State Area's Leading Real Estate Company

Slide 26

GUIDANCE - 2002 & 2003(a)
FFO Estimates

Current 2002 Guidance                   $2.37 - $2.39
--------------------------------------------------------------------------------
Current 2003 Guidance                   $2.35 - $2.45

OPERATING ASSUMPTIONS
   Same Property NOI Performance        0%
   WorldCom/MCI Assumption              Rejects 30%-50% of its leases during `03
   Stabilize Development Properties     $2.5 million of incremental leasing
   Termination Fees                     $2 million
   Other Income                         $2 million
   Revenue Lost to Non-Performing
   Tenants                              .05% - 1% of Revenue

INVESTMENT/DISPOSITION ASSUMPTIONS
   Real Estate Investments              $0
   Exercise Option Properties           $0 - $28 million
   Leverage Neutral Share Repurchase    $0 - $80 million
   RSVP Liquidity                       $0 - $30 million
   Dispositions                         $0 - $50 million

(a) FORWARD-LOOKING STATEMENTS BASED UPON MANAGEMENT'S ESTIMATES.
    ACTUAL RESULTS MAY DIFFER MATERIALLY.


           The New York Tri-State Area's Leading Real Estate Company

Slide 27

FORWARD-LOOKING STATEMENTS

Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; credit of our tenants; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this presentation.


           The New York Tri-State Area's Leading Real Estate Company

Slide 28

                        RECKSON ASSOCIATES REALTY CORP.
                              225 BROADHOLLOW ROAD
                               MELVILLE, NY 11747
                                  888.RECKSON
                                WWW.RECKSON.COM